LUSE GORMAN POMERENK & SCHICK
                           A PROFESSIONAL CORPORATION
                                ATTORNEYS AT LAW
                     5335 WISCONSIN AVENUE, N.W., SUITE 400
                             WASHINGTON, D.C. 20015

                            TELEPHONE (202) 274-2000
                            FACSIMILE (202) 362-2902
                                 www.luselaw.com


WRITER'S DIRECT DIAL NUMBER                                     WRITER'S E-MAIL
(202) 274-2008                                              aschick@luselaw.com



July 16, 2007

VIA EDGAR
---------------
Mr. Hugh West
Branch Chief
U.S. Securities and Exchange Commission
Division of Corporation Finance
100 F Street, N.E.
Washington, D.C. 20549

     Re:  Cheviot Financial Corp., Current Report on Form 8-K
          ---------------------------------------------------

Dear Mr. West:

     On behalf of Cheviot Financial Corp. (the "Company") we are filing an amendment to the Company's Current Report on Form 8-K. The amendment is being filed in response to a comment letter from the staff dated July 12, 2007. In response to the staff's comments, the Current Report on Form 8-K has been revised to indicate that the matters referred to in the staff comment letter are responded to in the negative.

     The Company acknowledges that:

     (i) it is responsible for the adequacy and accuracy of the disclosure in the Current Report;

     (ii) staff comments or changes to disclose in response to staff comments do not foreclose the Commission from taking action with respect to the filing; and

     (iii) the Company may not asset staff comments as a defense in any proceeding initiated by the Commission or any person under the Federal Securities laws of the United States.

     We trust the foregoing is responsible to the staff's comments.

                                                    Very truly yours,

                                                    /s/ Alan Schick
                                                    Alan Schick

cc:      Thomas Linneman, President and
           Chief Executive Officer